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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                             ---------------------------

                                       FORM 8-K
                                    CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934


         Date of Report (Date of earliest event reported):  December 18, 1997





                                LAMONTS APPAREL, INC.
                (Exact Name of Registrant as Specified in its Charter)


       Delaware                     0-15542                     #75-2076160
(State of Incorporation)     (Commission File  Number)       (I.R.S. Employer
                                                          Identification Number)




                 12413 WILLOWS ROAD N.E., KIRKLAND, WASHINGTON 98034
                       (Address of Principal Executive Offices)

                                    (425) 814-5700
                 (Registrant's Telephone Number, including Area Code)


                                    Not Applicable
            (Former Name or Former Address, if  Changed Since Last Report)


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ITEM 3 - BANKRUPTCY OR RECEIVERSHIP.

     (b)(1)-(2) On December 18, 1997, the order confirming Debtor's Modified and Restated Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Plan of Reorganization") of Lamonts Apparel, Inc. (the "Company") was entered by the United States Bankruptcy Court for the Western District of Washington at Seattle.

     (3) A summarization of the material features of the Plan of Reorganization are set forth in Article II.D. of the Supplemented and Restated Disclosure Statement (As Amended) re Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement") under the caption "Overview of the Plan." The Plan of Reorganization and the Disclosure Statement were filed as Exhibits 99.7 and 99.8, respectively, to the Company's Form 10-Q for the quarter ended November 1, 1997 (the "Form 10-Q"), and are incorporated by reference herein.

     (4)         Share information as of November 1, 1997 is as follows:



                                      Shares Reserved (a) For
                                     Future Issuance in Respect
                                      of Claims and Interests
  Description      Shares Issued     Filed and/or Allowed Under      Aggregate
  of Security     and Outstanding    the Plan of Reorganization     Total Shares
---------------   ---------------    --------------------------     ------------


 Common Stock,
 par value
 $.01
 per share (b)       17,900,053                   0                  17,900,053


 Class A
 Common Stock,
 par value
 $.01 per
 share                   0               17,147,939 (c) (d)          17,147,939

 Class B
 Common Stock,
 par value
 $.01 per
 share (e)               0                       10                      10


---------------
(a) Reservation of the shares is as of the effective date of the Plan of Reorganization (the "Plan Effective Date").

(b)  To be canceled on the Plan Effective Date.

(c) The Plan of Reorganization provides for the issuance, as of the Plan Effective Date, of 9,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock") of the Company as follows: (a) 8,800,000 shares to the holders of Allowed General Unsecured Claims (as defined in the Plan of Reorganization) and (b) 200,000 shares to holders of Allowed Equity Interests (as defined in the Plan of Reorganization). The Plan of Reorganization also provides for the issuance of (i) employee stock options to purchase 1,333,729 shares of Class A Common Stock, (ii) Class A Warrants to purchase an aggregate of 2,203,320 shares of Class A Common Stock, (iii) Class B Warrants to purchase an aggregate of 800,237 shares of Class A Common Stock and (iv) Class C Warrants to purchase an aggregate of 3,810,653 shares of Class A Common Stock.

(d) Excludes shares of Class A Common Stock issuable upon exercise of the Gordian Warrants (as defined in the Plan of Reorganization), which are not issuable by the Company until 120 days following the Plan Effective Date.


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(e)  The Class B Common Stock has the same rights, privileges and preferences as the Class A Common Stock, except that the Class B Common Stock has certain special voting rights in the event of certain occurrences under the Company's working capital facility.



     (5) For information as to the assets and liabilities of the Company, reference is made to the balance sheet as of November 1, 1997 contained in the Form 10-Q, which balance sheet is incorporated by reference herein.


On December 18, 1997, the Company issued a press release which described, among other things, confirmation of the Plan of Reorganization, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7 -FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

          Exhibit No.    Description of Exhibit
          ----------     ----------------------

          2.1 Debtor's Modified and Restated Plan of Reorganization Under Chapter 11 of the Bankruptcy Code. (1)

          2.2 Supplemented and Restated Disclosure Statement (As Amended) re Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code. (1)

          99.1 Press Release dated December 18, 1997, issued by Lamonts Apparel, Inc. *




------------
*  Filed herewith

     (1) Incorporated by reference from Quarterly Report on Form 10-Q of the Registrant as filed with the Commission on December 16, 1997.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         Registrant:    LAMONTS APPAREL, INC.



Date: December 30, 1997                 BY:  /s/ Debbie Brownfield
                                           -----------------------
                                        Debbie Brownfield
                                        Executive Vice President
                                        Chief Financial Officer








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